Principal Funds, Inc.
Supplement dated March 19, 2018
to the Statutory Prospectus dated March 1, 2018
(as supplemented on March 7, 2018)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR INFLATION PROTECTION FUND
In the Management section, under Sub-Advisor and Portfolio Manager, delete the row for Martin Hegarty and replace with the following:

•	Akiva Dickstein (since 2018), Managing Director

MANAGEMENT OF THE FUNDS
Under The Sub-Advisors, in the BlackRock Financial Management, Inc. section, delete Martin Hegarty's biography and replace with the following:
Akiva Dickstein has been with BlackRock since 2009. He earned a B.A. degree in Economics from Yale University and an M.A. degree in Physics from Princeton University.

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